Income Taxes	1 Months Ended
Mar. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

Note 6 – Income Taxes

The Company accounts for income taxes under FASB ASC 740-10, which requires use of the liability method. FASB ASC 740-10-25 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences.

For the period ended March 31, 2013, the Company incurred a net operating loss and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. At March 31, 2013, the Company had approximately $450 of federal net operating losses. The net operating loss carry forwards, if not utilized, will begin to expire in 2030.

The components of the Company’s deferred tax asset are as follows:

March 31, 2013
Deferred tax assets:
Net operating loss carry forwards	$450

Net deferred tax assets before valuation allowance	$153
Less: Valuation allowance	(153)
Net deferred tax assets	$-

Based on the available objective evidence, including the Company’s history of losses, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company provided for a full valuation allowance against its net deferred tax assets at March 31, 2013.

A reconciliation between the amounts of income tax benefit determined by applying the applicable U.S. and State statutory income tax rate to pre-tax loss is as follows:

March 31, 2013

Federal and state statutory rate	34%

In accordance with FASB ASC 740, the Company has evaluated its tax positions and determined there are no uncertain tax positions.